Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 1999-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-A and deliver to you herewith the following documents:

             One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation


                            SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) January 30, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                     (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200



Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-A on January 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

99.1. Distribution Date Statement relating to interest and prinicipal distributions made on January 15, 2002 on the Series 1999-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                    Robert Gillespie
                                    Title:  President

Dated: January 30, 2002

     (A)Initial Pool Principal Balance                                                        $ 180,036,224.65
     (B)Initial Certificates Principal Balance                                                $ 175,534,000.00
        (i)  Initial Class A-1  Certificate Principal Balance     $ 35,000,000.00
                                Certificate Amount Percentage                                       19.44%
                                Certificate Pass-through Rate                                        5.83%
        (ii) Initial Class A-2  Certificate Principal Balance     $ 31,000,000.00
                                Certificate Amount Percentage                                       17.22%
                                Certificate Pass-through Rate                                        5.80%
        (iii)Initial Class A-3  Certificate Principal Balance     $ 22,000,000.00
                                Certificate Amount Percentage                                       12.22%
                                Certificate Pass-through Rate                                        5.98%
        (iv) Initial Class A-4  Certificate Principal Balance     $ 34,000,000.00
                                Certificate Amount Percentage                                       18.89%
                                Certificate Pass-through Rate                                        6.48%
        (v)  Initial Class A-5  Certificate Principal Balance     $ 14,375,000.00
                                Certificate Amount Percentage                                        7.98%
                                Certificate Pass-through Rate                                        6.70%
        (vi) Initial Class M-1  Certificate Principal Balance     $ 13,503,000.00
                                Certificate Amount Percentage                                        7.50%
                                Certificate Pass-through Rate                                        6.79%
        (vii)Initial Class M-2  Certificate Principal Balance      $ 9,002,000.00
                                Certificate Amount Percentage                                        5.00%
                                Certificate Pass-through Rate                                        7.67%
        (viiiInitial Class B-1  Certificate Principal Balance      $ 8,552,000.00
                                Certificate Amount Percentage                                        4.75%
                                Certificate Pass-through Rate                                        8.50%
        (ix) Initial Class B-2  Certificate Principal Balance      $ 8,102,000.00
                                Certificate Amount Percentage                                        4.50%
                                Certificate Pass-through Rate                                        8.50%

     (C)Initial Weighted Average Coupon (WAC)                                                        9.96%
     (D)Initial Weighted Average Original Maturity (WAOM)                                           316.00 months
     (E)Initial Weighted Average Remaining Maturity (WAM)                                           315.00 months
     (F)Initial Number of Receivables                                                                4,678
     (G)Servicing Fee Rate                                                                           1.00%
     (H)Credit Enhancement
        (i)  Reserve Fund Initial Deposit Percentage                                                 0.00%
        (ii) Reserve Fund Target %                                                                   0.00%
        (iii)Target Overcollateralization Percentage Prior to Crossover Date                         4.75%
        (iv) Target Overcollateralization Percentage After Crossover Date                            8.31%
        (v)  Target Overcollateralization Floor                                                      1.25%
        (vi) Target Credit Enhancement % Prior to Crossover Date                                     4.75%
        (vii)Target Credit Enhancement % After Crossover Date                                        8.31%
        (viiiTarget Credit Enhancement Floor                                                         1.25%
        (ix) Target Credit Enhancement Amount                                                 $ 8,551,720.67
     (I)Crossover Date Tests
             Earliest Crossover Date                                                              Feb-2004
             Percent of Initial Suboridnation Percentage                                           190.00%
     (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                         0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)Beginning Pool Schedule Balance                                                       $ 139,283,860.42
     (B)Beginning Pool Factor                                                                   77.364353%
     (C)Ending Pool Schedule Balance                                                          $ 137,795,080.13
     (D)Ending Pool Factor                                                                      76.537419%
     (E)Ending Total Certificate Balance (after Current Distributions)                        $ 136,213,792.55
     (F)Current Overcollateralization Amount (after Current Distributions)                    $ 1,581,287.58
     (G)Weighted Average Coupon (WAC)                                                                9.84%
     (H)Weighted Average Remaining Maturity (WAM)                                                   287.00 months
     (I)Ending Number of Receivables                                                                 3,652


III. COLLECTION CALCULATIONS

     (A)Interest

        (i)  Scheduled Interest Collections during Current Period                               840,951.21
        (ii) Paid Ahead Interest Collections applied to Current Period                           19,820.42
        (iii)Net Servicer Advance                                                               221,174.68
        (iv) Liquidation Proceeds Attributable to Interest                                       35,119.78
        (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)             -
        (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                        -
        (vii)Recoveries on Previously Liquidated Contracts                                               -
                                                                                              -------------
                                                                                              -------------
        (viiiTotal Interest Amount Available for Distribution                                 1,117,066.09

     (B)Principal

        (i)  Scheduled Principal Collections                                                    192,265.87
        (ii) Full and Partial Principal Prepayments                                             267,474.45
        (iii)Paid Ahead Principal Collections Applied to Current Period                           3,535.38
        (iv) Net Servicer Advance                                                                28,611.85
        (v)  Liquidation Proceeds Attributable to Principal                                     210,881.25
        (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)             0.00
        (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                        0.00
        (viiiOther Principal Amounts                                                                  0.00
                                                                                              -------------
                                                                                              -------------
        (ix) Total Principal Amount Available for Distribution                                  702,768.80


IV.  DISTRIBUTION CALCULATIONS

     (A)     Total Interest Available for Distribution                                        1,117,066.09
     (B)     Total Principal Available for Distribution                                         702,768.80
     (C)     Reserve Fund Draw Amount Required                                                        0.00
     (D)     Draw on Letter of Credit for Interest Distribution                                       0.00
             Less:
             Monthly Servicing Fee                                                              116,069.88
             Reimbursement to Servicer for July-November 2001 Liquidation Expense               893,463.25
             Late Payment Fees, Extension Fees and Other Permitted Fees                               0.00
             Other Permitted Withdrawals from Certificate Account                                     0.00
                                                                                              -------------
                                                                                              -------------
             Available Distribution Amount                                                      810,301.76

             Interest Accrual Period                                                                    30 days

             Total Interest Amount Due                                                          754,278.12
             Total Interest Distribution Amount                                                 754,278.12

             Amount Available for Principal Distribution Amount                                  56,023.64

             Total Principal Amount Available for Distribution                                  702,768.80
             Principal Loss on Liquidated Assets                                                786,011.49
             Principal Distribution Shortfall Carryover Amount                                        0.00
             Overcollaterallization Writedown Amount                                          1,432,756.65
             Overcollaterallization Reduction Amount                                                  0.00
             Accelerated Principal Distribution Amount for Current Period                             0.00
                                                                                              -------------
                                                                                              -------------
             Total Principal Amount to be Distributed                                            56,023.64

             Draw on Letter of Credit for Principal Distribution                                      0.00
             Excess Interest                                                                          0.00
             Reserve Account Deposit                                                                  0.00
             Reserve Account Release                                                                  0.00
             Class X Distribution Amount                                                              0.00
             Class R Distribution Amount                                                              0.00


V.   SERVICER ADVANCE

     (A)Interest
        (i)       Beginning Advance                                                           5,168,615.77
        (ii)      Monthly Servicer Advance (Reimbursement)                                      221,174.68
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                      5,389,790.45

     (B)Principal
        (i)       Beginning Advance                                                             606,399.35
        (ii)      Monthly Servicer Advance (Reimbursement)                                       28,611.85
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                        635,011.20

     (C)Total Servicer Advance
        (i)       Beginning Advance                                                           5,775,015.12
        (ii)      Monthly Servicer Advance (Reimbursement)                                      249,786.53
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                      6,024,801.65

VI.  CREDIT ENHANCEMENT

     (A)Overcollateralization

        (I)  Target Overcollaterallization Amount                                             8,551,720.67
        (ii) Beginning Balance                                                                3,014,044.23
        (iii)Write Down for Certificate Distributions                                         1,432,756.65
        (iv) Overcollaterallization Addition Amount                                                   0.00
        (v)  Overcollaterallization Reduction Amount                                                  0.00
        (vi) Ending Balance                                                                   1,581,287.58

     (B)Reserve Fund (if applicable)

        (i)  Required Reserve Fund Balance                                                            0.00
        (ii) Beginning Reserve Fund Balance                                                           0.00
        (iii)Draws for Certificate Distributions                                                      0.00
        (iv) Excess Interest Deposited                                                                0.00
        (v)  Reserve Fund Release                                                                     0.00
        (vi) Ending Reserve Fund Balance                                                              0.00

     (C)Letter of Credit (if applicable)
        (i)  Beginning LC Balance                                                             23,130,349.77
        (ii) Incremental LC                                                                              -
        (iii)Total LC Balance Available                                                       23,130,349.77
        (iv) Draw on LC for Interest Distribution                                                                    -
        (v)  Draw on LC for Principal Distribution                                                                   -
        (vii)Reduction in LC Balance                                                                     -
        (vi) Ending Balance                                                                   23,130,349.77


VII. CERTIFICATE DISTRIBUTIONS

     (A)Senior Certificates - Interest

        (i)  Class A1
                                Pass-Through Rate                                                    5.83%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                               $ -
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                          $ -
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ -

        (ii) Class A2
                                Pass-Through Rate                                                    5.80%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 129,111.71
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 129,111.71
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 4.16

        (iii)Class A3
                                Pass-Through Rate                                                    5.98%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 109,633.33
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 109,633.33
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 4.98

        (iv) Class A4
                                Pass-Through Rate                                                    6.48%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 183,458.33
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 183,458.33
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 5.40

        (v)  Class A5
                                Pass-Through Rate                                                    6.70%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                       $ 80,260.42
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                  $ 80,260.42
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 5.58

     (B)Subordinate Certificates - Interest

        (i)  Class M1
                                Pass-Through Rate                                                    6.79%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                       $ 76,348.21
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                  $ 76,348.21
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 5.65


        (ii) Class M2
                                Pass-Through Rate                                                    7.67%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                       $ 57,500.28
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                  $ 57,500.28
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 6.39

        (iii)Class B1
                                Pass-Through Rate                                                    8.50%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                       $ 60,576.67
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                  $ 60,576.67
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 7.08

        (iv) Class B2
                                Pass-Through Rate                                                    8.50%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                       $ 57,389.17
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                  $ 57,389.17
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 7.08


     (C)Senior Certificates - Principal

        (i)  Class A1
                                Initial Certificate Balance                                   35,000,000.00
                                Initial Certificate Percentage                                      19.44%
                                Beginning Certificate Balance                                         0.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                                 0.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                            0.00
                                Ending Pool Factor                                                   0.00%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

        (ii) Class A2
                                Initial Certificate Balance                                   31,000,000.00
                                Initial Certificate Percentage                                      17.22%
                                Beginning Certificate Balance                                 26,735,816.19
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         26,735,816.19
                                Current Principal Paid                                           56,023.64
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                    26,679,792.55
                                Ending Pool Factor                                                  19.59%
                                Principal Paid per $1000                                              2.10
                                Total Class Distribution                                         56,023.64

        (iii)Class A3
                                Initial Certificate Balance                                   22,000,000.00
                                Initial Certificate Percentage                                      12.22%
                                Beginning Certificate Balance                                 22,000,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         22,000,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                    22,000,000.00
                                Ending Pool Factor                                                  16.15%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

        (iv) Class A4
                                Initial Certificate Balance                                   34,000,000.00
                                Initial Certificate Percentage                                      18.89%
                                Beginning Certificate Balance                                 34,000,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         34,000,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                    34,000,000.00
                                Ending Pool Factor                                                  24.96%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

        (v)  Class A5
                                Initial Certificate Balance                                   14,375,000.00
                                Initial Certificate Percentage                                       7.50%
                                Beginning Certificate Balance                                 14,375,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         14,375,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                    14,375,000.00
                                Ending Pool Factor                                                  10.55%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00


     (D)Subordinate Certificates - Principal

        (i)  Class M1
                                Initial Certificate Balance                                   13,503,000.00
                                Initial Certificate Percentage                                       5.00%
                                Beginning Certificate Balance                                 13,503,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         13,503,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns              13,503,000.00
                                Ending Pool Factor                                                   9.91%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00


        (iii)Class M2
                                Initial Certificate Balance                                   9,002,000.00
                                Initial Certificate Percentage                                       5.00%
                                Beginning Certificate Balance                                 9,002,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         9,002,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns              9,002,000.00
                                Ending Pool Factor                                                   6.61%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00

        (iv) Class B1
                                Initial Certificate Balance                                   8,552,000.00
                                Initial Certificate Percentage                                       4.75%
                                Beginning Certificate Balance                                 8,552,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         8,552,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns              8,552,000.00
                                Ending Pool Factor                                                   6.28%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00

        (iv) Class B2
                                Initial Certificate Balance                                   8,102,000.00
                                Initial Certificate Percentage                                       4.50%
                                Beginning Certificate Balance                                 8,102,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         8,102,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns              8,102,000.00
                                Ending Pool Factor                                                   5.95%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00



     (E)Total Certificate Balances

                                                                    Beg of Period            End of Period
        (i)  Aggregate Balance of Certificates                    $ 136,269,816.19            $ 136,213,792.55
        (ii) Total Certificate Pool Factor                            77.6315792%                77.5996631%



VIII.DELINQUENCY INFORMATION

                                                                       Percent of               Percent of
     Delinquent Receivables at End of Due Period :Scheduled Balance  Pool Balance       Units  Total Units
                                                  -----------------  ------------       -----  -----------
        30-59 Days Delinquent                     $ 12,257,720.16           8.90%         319        8.73%
        60-89 Days Delinquent                      $ 8,503,754.51           6.17%         224        6.13%
        90 Days or More Delinquent                $ 22,915,216.01          16.63%         585       16.02%
        Homes Repossessed or Foreclosed Upon       $ 9,446,854.88           6.86%         244        6.68%


IX.  REPURCHASED CONTRACTS

     (A)Repurchased Contracts -  Breach of Rep or Warranty

        (i)  Beginning Cumulative Repurchased Contracts since cutoff                          $ 423,376.19
        (ii) Number of Contracts repurchased this period                                                 -
        (iii)Repurchase Price of Contracts this period                                                 $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                             $ 423,376.19

     (B)Repurchased Contracts -  Delinquent Loans
        (i)  Beginning Cumulative Repurchased Contracts since cutoff                                   $ -
        (ii) Number of Contracts repurchased this period                                                 -
        (iii)Repurchase Price of Contracts this period                                                 $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                                        -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                    Units    Scheduled Balance
             Beginning Repossession Inventory                                         239     $ 9,203,062.03
             Repossessions Incurred                                                   35      $ 1,240,685.59
             Less Repurchase of Delinquent Loans                                       0               $ -
             Less Repossessions Sold                                                  30      $   996,892.74
                                                                                  =========  ===============
                                                                                  =========  ===============
             Ending Repossession Inventory                                            244     $ 9,446,854.88

             Principal Balance of Repossessions Liquidated                                    $  996,892.74
                  Liquidation Proceeds Attributable to Principal                              $  210,881.25
                                                                                              -------------
                                                                                              -------------
                       Principal Loss on Liquidation of Repo                                  $  786,011.49
             Reimbursement to Servicer for Liquidation Expense                                $  893,463.25
             Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                              -------------
                                                                                              -------------
             Net Liquidation Loss (Realized Loss)                                             $1,679,474.74

        Recoveries
             Liquidation Proceeds Attributable to Interest                                    $   35,119.78
             Liquidation Proceeds Attributable to Principal                                   $  210,881.25
             Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                              -------------
                                                                                              -------------
             Total Recoveries                                                                 $  246,001.03
             Recovery Percentage of Principal Balance of Repossessions Liquidated                  25%



XI.  TRIGGERS

        Has the Crossover Date Occurred?                                              NO

             Where the Current Distribution Date of                                01/15/02
             is greater than the Earliest Crossover Date of                     February 29, 2004
                                And
             Subordinated Certificates Beginning Principal Balance of             39,159,000.00
             plus the Current Overcollateralization Amount of                      1,581,287.58
             divided by the Current Beginning Pool Principal Balance of          139,283,860.42
                                                                                  ------------
                                                                                  ------------
             Equals                                                                 29.25%
                                                                                  ------------
                                                                                  ------------
                                And is greater than the:
             Subordinated Initital Certificates Percentage of                       14.25%
             multiplied by the
             Percentage (as Percent of Initial Class Subordination Percentage)       175%
                                                                                  ------------
                                                                                  ------------
             Equals                                                                 24.94%
                                                                                  ------------



        Principal Distribution Tests:                             Actual Ratio     Test Ratio    Result
                                                                  Over 60 Days Delinquent
                                                                  ----------------------------
             Current Mo                                                    29.66%
             1st Preceding Mo                                              28.47%
             2nd Preceding Mo                                              27.42%
             Average 60 Day Delinquency Ratio:                             28.52%    5.00%        FAIL

                                                                  Over 30 Days Delinquent
                                                                  ----------------------------
             Current Mo                                                    38.55%
             1st Preceding Mo                                              38.62%
             2nd Preceding Mo                                              39.25%
             Average 30 Day Delinquency Ratio:                             38.81%    7.00%        FAIL



                                                                                   Net Liquidation Losses
                                                  Ending Pool Bal                    (Realized Losses)
                                                  ----------------                ------------
                                                  ---------------------------------------------------------
             Current Mo                            137,795,080.13                     1,679,474.74
             1st Preceding Mo                      139,283,860.42                        855,308.49
             2nd Preceding Mo                      141,073,030.06                        693,685.60
                                                  ---------------------------------------------------------
                                Total              418,151,970.61                 3,228,468.83
                                                  ---------------------------------------------------------
                                Divided by                      3
                                                  ----------------
                                Average            139,383,990.20




             Sum of last 3 months of Losses                          3,228,468.83
             Divided by 3 month average of Pool Balance            139,383,990.20
             Annualized  (multiply by 4)                                        4
             Current Realized Loss Ratio:                                   9.26%       2.75%     FAIL



             Beginning Cumulative Realized Losses                   14,134,720.53
             Net Liquidation Losses (Realized Losses)                1,679,474.74
                                                                  ----------------
                                                                  ----------------
             Ending Cumulative Realized Losses                      15,814,195.27
             Divided by Initial Pool Principal Balance             180,036,224.65
             Cumulative Realized Loss Ratio:                                8.78%       7.00%     FAIL


        Should Principal Be Distributed to the Subordinated Certificates?                          NO



The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance